UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2006

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2006, the Board of Directors of Portfolio Recovery Associates, Inc., (the "Company") upon the recommendation of its Compensation Committee, approved the Company’s entry into new employment agreements with the following named Executive Officers. The name, title and minimum annual compensation outlined in each individual’s employment agreement is as follows:

Steven D. Fredrickson, President and Chief Executive Officer $350,000
Kevin P. Stevenson, EVP, Chief Financial and Administrative Officer $235,000
Craig A. Grube, EVP, Acquisitions $225,000
Judith Scott, EVP, General Counsel and Secretary $155,000

The new agreements (the "New Agreements") supersede employment agreements previously entered into with the executives, which expired on December 31, 2005. The New Agreements, all of which have three year terms, are effective as of January 1, 2006, and will expire on December 31, 2008, unless sooner terminated pursuant to their terms. The material terms of each of the New Agreements are as follows:

Each of the New Agreements sets forth the terms under which the applicable executive would be employed, including the executive’s benefits, job title and compensation, including base salary and target bonus compensation. The New Agreements provide for payments to the executives during periods of disability and to their beneficiaries in the event of death. The New Agreements also provide for severance payments upon the involuntary termination of the employment of an executive without Cause (as that term is defined in the New Agreements), including continuation of base salary, bonus and benefits in specified amounts and for specified periods. An executive’s receipt of such benefits is conditioned upon the executive signing a general release in a format approved by the Company. If an executive is terminated for Cause, no compensation will be paid, other than unpaid base salary already earned. The executives have each agreed, during the term of their employment and for a period of time following their termination, to specified non-compete and non-solicitation provisions.
The foregoing is a summary description of certain terms of the New Agreements, and is qualified in its entirety by the actual text of the respective New Agreements, which have been filed with this Current Report as Exhibits 10.1, 10.2, 10.3, and 10.4 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements: None.
(b) Pro forma financial information: None.
(c) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

January 6, 2005	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated December 22, 2005, by and between Steven D. Fredrickson and Portfolio Recovery Associates, Inc.
10.2	Employment Agreement, dated December 22, 2005, by and between Kevin P. Stevenson and Portfolio Recovery Associates, Inc.
10.3	Employment Agreement, dated December 22, 2005, by and between Craig A. Grube and Portfolio Recovery Associates, Inc.
10.4	Employment Agreement, dated December 22, 2005, by and between Judith S. Scott and Portfolio Recovery Associates, Inc.